UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT  REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2003

The Newhall Land and Farming Company

( a  California  Limited  Partnership )

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

1-8885	95-3931727
(Commission File Number)	(IRS Employer Identification No.)

23823 Valencia Blvd., Valencia, CA  91355

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  661-255-4000

Item 5.    Other  Events

                The Newhall Land and Farming Company issued a news release on February 28, 2003 announcing that the West Creek ruling has been received and the Company has resolved spineflower and streambed issues.  The press release is filed as an exhibit to this report.

Item 7.    Financial Statements and Exhibits

                Exhibit 99.  Press Release

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEWHALL LAND AND FARMING COMPANY (a California Limited Partnership) Registrant

		By	Newhall Management Limited Partnership,
Managing General Partner

		By	Newhall Management Corporation,
Managing General Partner

Date:	February 28, 2003	By	/s/ Donald L. Kimball
Donald L. Kimball
Vice President - Finance and Controller
Newhall Management Corporation
(Principal Accounting Officer)